SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2011

Commission File Number: 000-53750

PROTEONOMIX, INC.

(Name of Registrant in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13-3842844 (I.R.S. Employer Identification No.)
187 Mill Lane Mountainside, New Jersey (Address of Principal Executive Offices)	07052 (Zip Code)
973-544-6116 (Issuer’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

Proteonomix, Inc. (the "Company") issued a press release, dated September 6, 2011, entitled-Proteonomix (PROT) Senior Managment Meets with Investment Community

The press release is in its entirety below:

PROTEONOMIX (PROT) SENIOR MANAGEMENT MEETS WITH INVESTMENT COMMUNITY

MOUNTAINSIDE, NJ, September 6, 2011- PROTEONOMIX, INC. (OTCBB: PROT), a biotechnology company focused on developing therapeutics based upon the use of human cells and their derivatives, announced that Michael Cohen, Chief Executive Officer of Proteonomix and Ian McNiece, the Company’s Chief Scientific Officer  met today with the team at Gilford Securities, the Company’s Investment Banker, and Aegis Capital.  They updated them on the development of the Company’s technology and the Company’s technical position in several different areas of research and development.

Proteonomix CEO Michael Cohen stated, “Proteonomix is on the cusp of entering a new phase of its development and well on its way to becoming a significant force in the biotech world.  We are at present not covered by any analysts in the industry and hope to gain such coverage in the near future. We anticipate that such coverage will assist the investing public is recognizing the achievements of Proteonomix both in bringing our Proteoderm anti-aging skin care line to the point where marketing can commence, as well as moving ever closer to commencement of clinical trials for our StromaCel cardiovascular disease therapy and our UMK-121 liver treatment.”

Ian McNiece, the Proteonomix Chief Scientific Officer and a member of the Board, noted, “Our Company has made extraordinary progress on a limited budget both in the realm of product development and in its working relationship with the academic community. Our anticipated clinical trial moves ever closer to fruition and the Company’s patent position is remarkable for such an early stage company.”

The Company will be filing a version of the PowerPoint presentation made today, along with the Form 8-K filing for this press release.

About Proteonomix, Inc.: Proteonomix is a biotechnology company focused on developing therapeutics based upon use of human cells and their derivatives. The Proteonomix Family of companies includes Proteoderm, StromaCel, National Stem Cell, PRTMI, The Sperm Bank of New York and THOR BioPharma. Proteoderm, Inc. is wholly owned subsidiary that has developed an anti-aging line of skin care products. StromaCel, Inc. develops therapeutic modalities for the treatment of Cardiovascular Disease (CVD). National Stem Cell, Inc. is Proteonomix's subsidiary. The Sperm Bank of New York, Inc. is a fully operational tissue bank. Proteonomix Regenerative Translational Medicine Institute, Inc. ("PRTMI") intends to focus on the translation of promising research in stem cell biology and cellular therapy to clinical applications of regenerative medicine. Proteonomix intends to create and dedicate a subsidiary to each of its technologies. Please also visit http://www.proteonomix.com/, http://www.proteoderm.com/, http://www.otcqb.com/ and http://www.sec.gov/.

Forward-looking statements: Certain statements contained herein are "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995). Proteonomix, Inc. cautions that statements made in this press release constitute forward-looking statements and makes no guarantee of future performance. Actual results or developments may differ materially from projections. Forward-looking statements are based on estimates and opinions of management at the time statements are made.

Contact:Proteonomix, Inc.Michael Cohen,info@proteonomix.com

POWERPOINT PRESENTATION

Proteonomix Inc.

Stem Cell Biopharma and Cosmeceuticals Therapies

September 2011
Ian McNiece CSO
Michael Cohen CEO

PROTEONOMIX

Disclaimer

This presentation is being provided for informational and discussion purposes. This presentation is not intended to provide and should not be relied upon as investment advice or an opinion regarding the appropriateness or suitability of any investment. We have not independently verified any of the information contained herein and makes no representation or warranty as to the accuracy or completeness of this presentation and shall have no liability for any representations (expressed or implied) contained in, or for any omissions from this presentation or any other written or oral communications transmitted to the recipient in the course of its evaluation. Nothing herein should be construed to be an offer to sell, or a solicitation of an offer to buy, any securities. Past performance is not a guarantee of future results.

Proteonomix

Executive Summary

Proteonomix Inc. is a public biotechnology corporation. Over $10 million has been spent developing a range of stem cell related technologies in cooperation with John's Hopkins University and the University of Miami. Proteonomix is immediately ready to enter human trials on two medical treatments and to launch a line of anti-aging cosmeceuticals based upon these technologies.

The three key products are:

- **Proteoderm**: We have developed anti-aging skin creams based on a proprietary and patented matrix of proteins that reduce wrinkles. It revitalizes and rejuvenates your own cells to help reverse the effects of aging.

  Our clinical studies were successful and we plan an immediate product launch by selling through a physician network once the FDA approves labeling, which is expected in Q4 2011. This is a $1.6 billion/year addressable market that is currently led by Obagi.

- **UMK-121:** We have developed a treatment for liver disease using a combination of two or three approved drugs to mobilize particular bone marrow stem cells. We anticipate that the University of Miami will run the Clinical Liver Regeneration Trial. The trial is expected to begin in Q4 2011. FDA application for the trial has been completed by the CSO of Proteonomix.

- **StromaCel:** Developed a treatment for cardiac patients within two weeks of a myocardial infarction using stem cells derived from donor bone marrow and administered via IV solution to repair heart tissue. This is a similar technology to Mesoblast, which recently sold to Cephalon for over $750 M.

Proteonomix

Proteoderm Cosmeceuticals

PROTEODERM

- Developed a line of anti-aging and anti-wrinkle skin care products in the $1.6 billion annual market for cosmeceuticals.
- NC-138, a proprietary matrix of proteins, which act on the skin to enhance activities that reduce wrinkles.
- **Benefits**
  - Enhanced skin moisture
  - Radiant and youthful look
  - Smoother and softer skin
  - Reduction in wrinkles
  - Noticeable changes in texture, fine lines, and wrinkles can be seen as early as the first month

Proteonomix

PROTEODERM
DAY CREAM
NIGHT CREAM
EYE CREAM
SERUM
CLEANSER
EXFOLIATOR

CLEANSER
EXFOLIATOR
EYE CREAM
SERUM
PROTEODERM
DAY CREAM
NIGHT CREAM

Proteonomix

PROTEODERM

Marketing Strategy

- Immediate product launch through a network of dermatologist offices once the FDA provides INCI name and approves labeling, both of which are expected in Q4 2011.
- Superior product to main competitor Obagi and our selling price is anticipated to be at 30% discount of their price.
- Anticipated selling price is $499 for a three month supply with 50% gross margins.
- Dermatologist offices signed up to sell NC-138 to their patients.
    - Designs & contracts have been finalized for packaging for the first 10,000 units.
    - Contracts have been signed for NC-138 production (U Miami)
    - Contracts have also been signed for mixing, bottling, packing and shipping (San Mar Labs)
    - Shipments can be made rapidly
    - Present Products: Exfoliate; Scrub; Day Cream; Night Cream; Serum and Eye Cream

Proteonomix

PROTEODERM

Proteoderm Competitors

There are a limited number competitors in the $1.6B cosmeceutical market. There are no other known companies that use stem cell or comparable technologies in their products.

- **Obagi**: A diverse line of skin care products only recently taking on the "medical" spin to their products. However, the products do not appear to be derived from medical research. They currently sell through a physician network in the US. They have a market cap of $276 M with annual gross revenues of $107M and a net of $23M.
- **Amatokin**: This was the first company to really promote stem cell research as a source for anti-aging cosmeceuticals. Their sales soared to around $800M, but they were actually using animal products. They are now under investigation, and the status of sales is unsure.
- **ReVive Skincare**: Revive is a skincare company that produces Skincare products for women utilizing EGF (Epidermal Growth Factor), IGF (Insulin-like Growth Factor), and KGF (Keratinocyte Growth Factor). They have an estimated $1B in sales annually.

Proteonomix

PROTEODERM

Proteoderm Physician Network

Approximately 200 Physicians in network

Network Advantages:

- Exclusive distributor rights (protected).
- Enhance patient treatments and satisfaction.
- Receive new patient referrals from our advertising campaign.
- Increase revenues and net income.

Proteonomix

PROTEODERM

Proteoderm-Case Study Photos

Before

After

Before

After

Before

After

Before and after 6 weeks application of NC-138

Proteonomix

PROTEODERM

PROTEODERM PROJECTIONS
Unaudited

		Year 1	Year 2	Year 3
Assumptions:				
Doctors Network		200	400	600
Units Sold Per Doctor in Network *		24	24	24
Total Units Sold		4,800	9,600	14,400
Revenue	$499	$2,395,200	$4,790,400	$7,185,600
Sales and Marketing	30%	$718,560	$1,437,120	$2,155,680
COGS	$70	$336,000	$672,000	$1,008,000
Gross Profit		$1,340,640	$2,681,280	$4,021,920
Doctors Network Repeat Customers (50%)**		3,600	10,800	21,600
Revenue	$499	$1,796,400	$5,389,200	$10,778,400
Sales and Marketing	30%	$538,920	$1,616,760	$3,233,520
COGS	$70	$252,000	$756,000	$1,512,000
Gross Profit		$1,005,480	$3,016,440	$6,032,880
Internet Sales				
Number of Units			25,000	50,000
Revenue	$499		$12,475,000	$24,950,000
Sales and Marketing	30%		$3,742,500	$7,485,000
COGS	$70		$1,750,000	$3,500,000
Gross Profit		$0	$6,982,500	$13,965,000
Wholesale				
Number of Units				100,000
Revenue	$125			$12,500,000
COGS	$25			$2,500,000
Gross Profit		$0	$0	$10,000,000
Revenues		$4,191,600	$22,654,600	$55,414,000
Cost of Goods Sold		$588,000	$3,178,000	$8,520,000
Total Gross Profit		$3,603,600	$19,476,600	$46,894,000
Operating Costs	30%	$1,081,080	$5,842,980	$14,068,200
EBITDA		$2,522,520	$13,633,620	$32,825,800

* Obagi has over 5,000 in network physicians with an average sale of 100 units per physician per year.
** Obagi repeat customers (retention rate) in first year is 92%.

Proteonomix

UMK 121 Liver Treatment

UMK 121 is a treatment involving two approved drugs in combination to mobilize a particular kind of stem cell from bone marrow. We have an approved Clinical trial planned to begin immediately on advanced liver patients. This is a $1 billion per year addressable market in the US alone.

- UMK 121 was developed by our CSO, Ian McNiece and our CEO Michael Cohen, at the University of Miami Medical Center and is now immediately ready for Clinical trials.
  - U.S. Provisional Patent Application Serial No. 61/448,371

    Entitled: COMPOSITIONS AND METHODS FOR MOBILIZATION OF STEM CELLS
  - Pre-Clinical data showed a potential for the extension of life of End Stage Liver Disease Model.
  - First Clinical trial planed for Liver Regeneration that will consist of approximately 20 patients.

Proteonomix

Culture of G-CSF Mobilized Peripheral Blood

Human PBPC

Mouse Peripheral Blood

Proteonomix

Generation of SSCs from Mobilized Peripheral Blood

Rat Mobilized Peripheral Blood

Mouse Mobilized Peripheral Blood

Animals treated with Substance UMK121

Proteonomix

Peripheral blood analysis from a primate treated with UMK121.

WBC
cells/u x 1,000
35
30
25
20
15
10
5
0
Baseline(d0)
d3
d5
d6
d7
d10

Proteonomix

Peripheral blood analysis from a primate treated with UMK121.

CFU-F :Colony count
UMK 121
No. of colonies
450
400
350
300
250
200
150
100
50
0
395
0
0
5
35
0
Baseline(d0)
d3
d5
d6
d7
d10

Proteonomix

Peripheral blood analysis from a primate treated with UMK121.

Culture of PB MNCs resulted in SSC formation with confluent cultures at 2 weeks of culture

Proteonomix

ISSUES WITH DELIVERY OF CELLULAR THERAPIES

- **Current work has evaluating potential therapeutic applications in animal models of organ/tissue damage**
- **Offers the potential to deliver SSCs in a less invasive manner**
- **Treatment could be delivered multiple times**

Proteonomix

SSC Mobilization

- **Initiating a clinical trial to evaluate UMK121 for mobilization of SSCs in patients with end stage liver disease.**

- **A previous study was performed with G-CSF alone has failed to improve liver function**

Proteonomix

StromaCel Cardiac Treatment

StromaCel is a post-myocardial infarction treatment using allogeneic stem cells from bone marrow donors. Administered via IV drip in the first two weeks following infarction it increases long-term recovery of heart function.

- **Status**: StromaCel was developed in conjunction with University of Miami and is now ready for commercialization and FDA Trials.

Proteonomix

StromaCel Market

- **Cardiac Statistics**: According to the WHO , there are at least 36,000,000 incidents of heart disease and stroke each year. The numbers are expected to increase 300% over the next 20 years. Approximately one third die before receiving medical treatment, the majority of surviving patients will qualify for the StromaCel™ treatment.
- **Potential Patients**: Limiting ourselves very narrowly to only surviving, Ischemic Cardiac Patients who meet the inclusion criteria, it is estimated that there are more than 10,000,000 potential recipients of the StromaCel Material annually. 70% of MI's occur in developing nations, most of which are not subject to FDA approval processes.

Annual Cardiac Incidents by Region							
Region	*Rheumatic*	*Hypertensive*	*Ishemic*	*Cerbrovascular*	*Inflamatory*		*Totals*
Americas	25	345	2357	1157	171		4055
Africa	51	153	849	919	107		2079
Middle East	61	248	1377	581	94		2361
Europe/Russia	76	458	6074	3704	258		10570
SE Asia	340	389	5219	2711	194		8853
W. Pacific	281	727	2542	5009	207		8766
Subtotal	**834**	**2320**	**18418**	**14081**	**1031**		**36684**

Source: World Health Organization and World Heart Federation based upon 2004 statistics

Proteonomix

Company History

TECHNOLOGY DEVELOPMENT

- **2003 Early Technology**: Beginning 2003, Michael Cohen developed early technology in isolation of stem cells from embryos, cord blood, and bone marrow.
- **2005 National Stem Cell (NSC)**: In 2005, the early technology was assigned to National Stem Cell Holdings ("NSCH").
- **2006 Johns Hopkins**: In 2006–2007, NSC in conjunction with The Johns Hopkins University ("JHU") developed multiple patents in stem cell expansion, stem cell growth and identification of particular types of stem cells. Patents were assigned to Proteonomix.
- **2007 U Miami**: In 2007-2009, NSC in conjunction with the U of Miami developed the expansion of cord blood stem cells, the production of Matrix NC-138 (Proteoderm) and isolation of specific cells to be used in cardiological therapeutics (StromaCel). Patents were assigned to Proteonomix.
- **2008 Proteoderm**: Formed to begin promotion of anti-aging technology Matrix NC-138. 200 US doctor referral network established 2009, pre-orders taken in 2010.
- **2009 StromaCel**: Formed to begin promotion of StromaCel Cardiac Treatment in 2010.
- **2009 PRTMI RD**: Formed to begin treating patients in the Dominican Republic in 2010. Contracts signed with clinics/hospitals and a medical tourism company.

Proteonomix

Company Structure

Proteonomix

NAME	PURPOSE	STATUS	LONG TERM PLAN (2-5 years)
Nat'l Stem Cell Holdings	Patent Holding License Tech.	18 Patents Filed	Retained
Proteoderm	Cosmeceuticals Anti-Aging Wound Care	Currently ready to Manufacture First Sales anticipated Q2 2012	IPO or sale in 3-5 years Anticipated $100M+ Market Cap at Sale
StromaCel	License StromaCel StromaCel FDA	Ready for Phase Trials	Sale after Phase II Trial
PRTMI	Mfg. StromCel Lab Service FDA Trials	Dominican Republic Formed Hospital Contracts Medical Tourism Contract	Long-Term Revenue to Company
Thor Biopharma	Extend life span of Advanced liver patients using UMK 121	Ready for Phase Trials FDA study filed	Will seek partner after clinical trial
Tissue Banking	Cord Blood Banking Cord Blood Expansion Cord Blood Sales	Sperm Bank of NY Operating Talking with Acquisition Targets for Cord Blood	Possible spinout to fund acquisitions

Proteonomix

Experienced Management Team

- Michael Cohen - Chief Executive and Chairman of the Board
  - Founded Proteonomix, Inc. in 2005.
  - Extensive experience in cellular research and development.
  - Inventor of 18 stem cell related patent and patent applications in association with John's Hopkins Medical School and the University of Miami.
  - Previously conducted cellular research at John's Hopkins Medical School
  - Citigroup - Vice President of Corporate Finance and managed a department in the risk management division of Salomon Smith Barney.
  - Americorp Securities - Vice President in its mergers and acquisitions department
  - Mr. Cohen attended Skidmore College and graduated with a Bachelor of Science from Haifa University in 1988.

- Ian McNiece - Chief Scientific Officer and Director
  - Professor of Medicine at U Miami.
  - Stem Cell Institute at U Miami as Director of the Experimental and Clinical Cell-Based Therapies
  - Amgen Inc., served as a Research Scientist and then as a Laboratory Head.
  - University of Colorado served as the Director of Research in the Bone Marrow Transplant Program.
  - JHU served as a Professor of Oncology and Laboratory Director of the Graft Engineering Laboratory.
  - Appointed to the Board of Directors of The Foundation for the Accreditation of Cellular Therapy (FACT).
  - Received his PhD in 1986 from the University of Melbourne undertaking his thesis work in studies of blood cell development at the Peter MacCallum Cancer Institute in Melbourne, Australia.
  - University of Virginia as a postdoctoral fellow.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEONOMIX, INC.

Dated: September 7, 2011

By: /s/ Michael Cohen

Name:  Michael Cohen

Chief Executive Officer